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          TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

(formerly, Transamerica Managed Risk – Balanced ETF VP)

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

(formerly, Transamerica Managed Risk – Conservative ETF VP)

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(formerly, Transamerica Managed Risk – Growth ETF VP)

1801 California Street, Suite 5200

Denver, CO 80202

January 27, 2023

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of Transamerica Series Trust. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Portfolios. We encourage you to store this document with your Transamerica investment information.

On June 15-16, 2022, the Board of Trustees unanimously approved a new sub-adviser for each of the Portfolios, Goldman Sachs Asset Management, L.P. (“GSAM”), who replaced Milliman Financial Risk Management LLC as the sub-adviser to each Portfolio. Transamerica Asset Management, Inc. (“TAM”) continues to serve as each Portfolio’s investment manager. Based on the information provided by TAM and GSAM, the Board concluded that the change in sub-adviser was in the best interests of each Portfolio and its investors.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit

Marijn P. Smit Chairman, President and

Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

(formerly, Transamerica Managed Risk – Balanced ETF VP)

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

(formerly, Transamerica Managed Risk – Conservative ETF VP)

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(formerly, Transamerica Managed Risk – Growth ETF VP)

January 27, 2023

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”), each a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for each Portfolio. The Portfolios are now sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM” or the “Sub-Adviser”) pursuant to a Sub-Advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Portfolios’ investment manager, and GSAM, as amended to include the Portfolios (with respect to the Portfolios, the “GSAM Sub-Advisory Agreement”). A copy of the GSAM Sub-Advisory Agreement is attached hereto as Exhibit A.

GSAM began sub-advising the Portfolios on November 1, 2022. Prior to that date, Milliman Financial Risk Management LLC (“Milliman”) served as the sub-adviser to each Portfolio, pursuant to an Investment Sub-Advisory Agreement between TAM and Milliman. This Investment Sub-Advisory Agreement with Milliman was terminated upon the change in sub-adviser to GSAM.

In connection with the change in sub-adviser to GSAM, and as discussed in the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated June 28, 2022, the following changes were effective as of November 1, 2022: (i) each Portfolio was renamed as reflected above; (ii) each Portfolio’s principal investment strategies were revised; and (iii) each Portfolio’s management and sub-advisory fee schedules were lowered. TAM continues to serve as each Portfolio’s investment manager. In approving the GSAM Sub-Advisory Agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolios.

This Information Statement is provided in lieu of a proxy statement to each Portfolio’s investors as of November 1, 2022 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining investor approval. Pursuant to the Order, each Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about January 27, 2023. Each Portfolio will bear its allocated costs associated with preparing and distributing this Information Statement and the Notice to its respective investors.

The annual report for each of the Portfolios is sent to investors of record following each Portfolio’s fiscal year end. The fiscal year end of the Portfolios is December 31. Each Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolios by calling toll free 1-800-851-9777, or writing to the Portfolios at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Portfolio are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least July 27, 2023 at

https://www.transamerica.com/sites/default/files/files/e070d/tst-manrisk-eft-suite-milliman-gsam_v4.pdf

A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-800-851-9777.

TRANSAMERICA SERIES TRUST

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

(formerly, Transamerica Managed Risk – Balanced ETF VP)

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

(formerly, Transamerica Managed Risk – Conservative ETF VP)

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(formerly, Transamerica Managed Risk – Growth ETF VP)

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolios of a recent change in the sub-adviser to each Portfolio. The Board, upon the recommendation of TAM, has approved the GSAM Sub-Advisory Agreement between TAM and GSAM with respect to the Portfolios.

The Portfolios have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without investor approval when hiring an unaffiliated sub-adviser and under certain other circumstances. Pursuant to the Order, the Portfolios have agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Portfolio’s investors as of the record date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of GSAM as the new sub-adviser to each Portfolio, or the GSAM Sub-Advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolios. TAM recommended to the Board the replacement of the Portfolios’ prior sub-adviser with GSAM and has entered into the GSAM Sub-Advisory Agreement with respect to the Portfolios. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to each Portfolio’s investment style and process.

Q.	Why was GSAM appointed as the new sub-adviser?

A.

Following its review and consideration, the Board approved the appointment of GSAM as the sub-adviser to the Portfolios in replacement of the Portfolios’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and GSAM’s potential to provide the Portfolios with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes GSAM and the terms of the GSAM Sub-Advisory Agreement.

THE PORTFOLIOS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 15-16, 2022. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides each Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Portfolio’s securities and other investments consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in each Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolios under the Management Agreement are not expected to change as a result of the change in sub-adviser for the Portfolios.

No officer or Board Member of the Portfolios is a director, officer or employee of GSAM. No officer or Board Member of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in GSAM or any other person controlling, controlled by or under common control with GSAM. None of the Board Members of the Portfolios have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which GSAM or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From July 1, 2015 to November 1, 2022, Milliman Financial Risk Management LLC (“Milliman”) served as sub-adviser to the Portfolios. Milliman is located at 71 S. Wacker Drive, 31st Floor, Chicago, Illinois, 60606.

Milliman provided sub-advisory services to each Portfolio pursuant to an Investment Sub-Advisory Agreement, as amended from time to time between TAM and Milliman with respect to each Portfolio (the “Milliman Sub-Advisory Agreement”). As sub-adviser to the Portfolios, Milliman was responsible for sub-advising the assets of each Portfolio in a manner consistent with the terms of the Milliman Sub-Advisory Agreement and the investment objective, strategies and policies of each Portfolio. The Milliman Sub-Advisory Agreement dated November 10, 2014 as amended from time to time was last approved by the Board, including a majority of the Independent Board Members, on June 15-16, 2022.

Milliman was initially approved as a sub-adviser to Transamerica Goldman Sachs Managed Risk – Balanced ETF VP, Transamerica Goldman Sachs Managed Risk – Conservative ETF VP and Transamerica Goldman Sachs Managed Risk – Growth ETF VP by the Board, including a majority of the Independent Board Members, on April 15, 2015.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to GSAM under the GSAM Sub-Advisory Agreement and the sub-advisory fees paid by TAM to Milliman under the Milliman Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the GSAM Sub-Advisory Agreement was approved by the Board at a meeting held on June 15-16, 2022 and became effective as of November 1, 2022. The GSAM Sub-Advisory Agreement has an initial term of two years from its effective date (unless terminated in accordance with its terms). Thereafter, continuance of the GSAM Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each applicable Portfolio.

The terms of the Milliman Sub-Advisory Agreement and those of the GSAM Sub-Advisory Agreement are similar, except as noted below. The sub-advisory fee rates payable by TAM to GSAM under the GSAM Sub-Advisory Agreement have decreased from the sub-advisory fee rates paid by TAM to Milliman under the Milliman Sub-Advisory Agreement. In addition, a lower management fee schedule payable by the Portfolios to TAM went into effect as of November 1, 2022. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the GSAM Sub-Advisory Agreement, subject to the supervision of the Trust’s Board and TAM, GSAM shall provide each Portfolio with investment research, advice, management and supervision, and a continuous investment program for the portion of each Portfolio’s assets allocated to GSAM by TAM consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolios’ current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to GSAM. The Milliman Sub-Advisory Agreement contained a similar provision.

The GSAM Sub-Advisory Agreement provides that unless TAM advised GSAM in writing that the right to vote proxies was expressly reserved to TAM or the Trust or otherwise delegated to another party, GSAM shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Portfolio’s allocated assets managed by GSAM, in accordance with GSAM’s proxy voting policies and procedures without consultation with TAM or the Portfolios. The Milliman Sub-Advisory Agreement also contained this provision.

The GSAM Sub-Advisory Agreement requires that GSAM, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to GSAM relating to the services provided pursuant to the GSAM Sub-Advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Milliman Sub-Advisory Agreement also contained this provision.

The GSAM Sub-Advisory Agreement provides that it: (i) may be terminated with respect to each Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of each applicable Portfolio; (ii) may be terminated by TAM upon 60 days’ advance written notice to GSAM, without the payment of any penalty; (iii) may be terminated by GSAM upon 90 days’ prior written notice to TAM; (iv) may be terminated by TAM or GSAM in the event of a material breach of the agreement by either party; and (v) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) by GSAM and shall not be assignable by TAM without the consent of GSAM. The Milliman Sub-Advisory Agreement contained similar provisions, but provided that it may be terminated by TAM upon written notice to Milliman without a specified advance notice period.

The GSAM Sub-Advisory Agreement provides that GSAM shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that GSAM is not protected against any liability to TAM or the Portfolios to which GSAM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the GSAM Sub-Advisory Agreement. The Milliman Sub-Advisory Agreement also contained this provision.

The GSAM Sub-Advisory Agreement provides that GSAM shall not be liable for (i) any loss to a Portfolio or TAM resulting from a delay in the receipt of data used by GSAM to implement models used in the management of each Portfolio, and a corresponding delay in the implementation of such model and (ii) a delay in implementing the model of each Portfolio due to extreme market conditions. The Milliman Sub-Advisory Agreement did not contain this provision.

The GSAM Sub-Advisory Agreement requires GSAM to make certain representations and covenants, including concerning GSAM’s review of each Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which GSAM is managing each Portfolio, and GSAM’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Milliman Sub-Advisory Agreement also contained this provision.

The GSAM Sub-Advisory Agreement provides that it shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The Milliman Sub-Advisory Agreement provided that the agreement would be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Investors should refer to Exhibit A attached hereto for the complete terms of the GSAM Sub-Advisory Agreement. The summary of the GSAM Sub-Advisory Agreement set forth herein is qualified in its entirety by the provisions of the GSAM Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee schedule payable by each Portfolio to TAM was reduced. Under the Management Agreement, each Portfolio currently pays TAM a management fee calculated daily and paid monthly, for its services with respect to the Portfolio’s average daily net assets on an annual basis as follows:

First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million up to $5 billion	0.30%
Over $5 billion up to $7 billion	0.29%
Over $7 billion up to $9 billion	0.2875%
In excess of $9 billion	0.28%

Prior to November 1, 2022, each Portfolio paid TAM a management fee calculated daily and paid monthly by the Portfolio, for its services with respect to the Portfolio’s average daily net assets on an annual basis as noted below. In addition, effective October 1, 2017, Milliman agreed to voluntarily waive 0.01% of its sub-advisory fee on the first $50 million in assets as aggregated across all three Portfolios. Accordingly, effective October 1, 2017, TAM agreed to voluntarily waive its management fee to reflect any savings resulting from Milliman’s voluntary reduction in its sub-advisory fee.

First $50 million	0.34%
Over $50 million up to $250 million	0.32%
In excess of $250 million	0.30%

As of December 31, 2022, the net assets of each Portfolio were:

Portfolio Name:	Net Assets:
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	$4,154,185,694
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	$ 489,441,712
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	$1,908,820,688

The following chart compares the actual management fees paid by each Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2022 to a hypothetical example of management fees that would have been paid by each Portfolio to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from January 1, 2022 through December 31, 2022

Portfolio	Actual	Actual	Hypothetical	Hypothetical	Percent Difference
	Under Former Management Fee Schedule (Prior to Waivers/ Expense Reimbursements and Recapture)	Under Former Management Fee Schedule (After Waivers/ Expense Reimbursements and Recapture)	Under New Management Fee Schedule (Prior to Waivers/ Expense Reimbursements and Recapture)	Under New Management Fee Schedule (After Waivers/ Expense Reimbursements and Recapture)
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	$13,797,732	$13,793,567	$13,797,732	$13,797,732	0.03%
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	$1,680,628	$1,676,463	$1,680,628	$1,680,628	0.25%
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	$6,395,001	$6,390,836	$6,395,001	$6,395,001	0.07%

SUB-ADVISORY FEES

Under the GSAM Sub-Advisory Agreement, TAM (not the Portfolios) has agreed to pay GSAM 0.07% of the first $1 billion, 0.055% over $1 billion up to $3 billion, 0.05% over $3 billion up to $5 billion, 0.045% over $5 billion up to $7 billion, 0.0425% over $7 billion up to $9 billion, and 0.035% in excess of $9 billion with respect to each Portfolio’s average daily net assets on an annual basis.

Under the GSAM Sub-Advisory Agreement, sub-advisory fees are calculated based on the aggregate average daily net assets of the Portfolios, Transamerica Goldman Sachs 70/30 Allocation VP, a series of the Trust, and Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds.

Under the Milliman Sub-Advisory Agreement, TAM (not the Portfolios) paid Milliman 0.11% of the first $50 million, 0.09% over $50 million up to $250 million, and 0.07% in excess of $250 million with respect to each Portfolio’s average daily net assets on an annual basis. In addition, effective October 1, 2017, Milliman agreed to voluntarily waive 0.01% of its sub-advisory fee on the first $50 million in assets as aggregated across all three Portfolios. Accordingly, effective October 1, 2017, TAM agreed to voluntarily waive its management fee to reflect any savings resulting from Milliman’s voluntary reduction in its sub-advisory fee.

The following chart compares the actual sub-advisory fees paid by TAM to Milliman (without regard to any waivers) for the fiscal year ended December 31, 2022 to a hypothetical example of sub-advisory fees that would have been paid by TAM to GSAM (without regard to any waivers) for the same period under the GSAM Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

	Actual Sub-Advisory Fees Payable by TAM to Milliman from January 1, 2022 through December 31, 2022 under Milliman Sub- Advisory Agreement (without Waivers and/or Expense Reimbursements)	Hypothetical Sub- Advisory Fees Payable by TAM to GSAM from January 1, 2022 through December 31, 2022 under New GSAM Sub-Advisory Agreement (without Waivers and/or Expense Reimbursements)	Percent Difference
Transamerica Goldman Sachs Managed Risk – Balanced ETF VP	$3,243,467.00	$2,166,511.67	-33.20%
Transamerica Goldman Sachs Managed Risk – Conservative ETF VP	$382,628.78	$255,581.37	-33.20%
Transamerica Goldman Sachs Managed Risk – Growth ETF VP	$1,495,688.34	$ 999,062.49	-33.20%

INFORMATION REGARDING THE SUB-ADVISER

GSAM, an affiliate of Goldman Sachs & Co. LLC, has been registered as an investment adviser since 1990. As of December 31, 2022, GSAM had approximately $2.3 trillion in total assets under supervision. GSAM’s principal business address is 200 West Street, New York, NY 10282.

The following portfolio managers are responsible for the day to day management of each Portfolio:

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director and Co-Chief Investment Officer of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014.
Alexandra Wilson-Elizondo	Goldman Sachs Asset Management, L.P.

Portfolio Manager of the portfolio since 2022; Head of multi-asset funds and model portfolio management within the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2021; prior to 2021, employed by MacKay Shields since 2015.

Wael Younan	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Managing Director of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2010.

Siwen Wu	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the portfolio since 2022; Vice President of the Multi-Asset Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014.

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of GSAM as of November 1, 2022. The principal address of each individual as it relates to that person’s duties at GSAM is 200 West Street, New York, NY 10282.

Name	Position with GSAM
David Solomon	Chairman and Chief Executive Officer
Michael Richman	Chief Compliance Officer
John E. Waldron	President and Chief Operating Officer
Denis Coleman	Chief Financial Officer
Erika Leslie	Chief Administrative Officer
Kathryn Ruemmler	General Counsel and Chief Legal Officer
Philip Berlinski	Treasurer
John F. W. Rogers	Executive Vice President and Secretary

Management Activities. GSAM does not act as investment adviser or sub-adviser for any registered investment companies, series of a registered investment company, separately managed accounts and/or other commingled pools with investment objectives similar to those of the Portfolios.

EVALUATION BY THE BOARD

At a meeting of the Board held on June 15-16, 2022, the Board considered the termination of Milliman as sub-adviser to the Portfolios and the approval of the proposed GSAM Sub-Advisory Agreement between TAM and GSAM with respect to the Portfolios, as well as the approval of a revised management fee schedule for each Portfolio.

Following its review and consideration, the Board determined that the terms of the GSAM Sub-Advisory Agreement were reasonable, and that the termination of Milliman as sub-adviser to the Portfolios and the approval of the GSAM Sub-Advisory Agreement, was in the best interests of the Portfolios and their investors. The Board, including the Independent Board Members, authorized TAM to terminate the Sub-Advisory agreement with Milliman and unanimously approved the GSAM Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule for each Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and GSAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed GSAM Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolios and from GSAM as part of their regular oversight of other funds sub-advised by GSAM, and knowledge they gained over time through meeting with TAM and GSAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or GSAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the GSAM Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by GSAM under the GSAM Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and GSAM regarding the operations, facilities, organization and personnel of GSAM, the ability of GSAM to perform its duties under the GSAM Sub-Advisory Agreement, and the proposed changes to the Portfolios’ principal investment strategies. The Board Members further considered that (i) GSAM is an experienced asset management firm; (ii) TAM is recommending that GSAM be appointed as sub-adviser to the Portfolios; and (iii) TAM believes that GSAM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on TAM’s assessment of GSAM’s organization, investment personnel and experience sub-advising other funds in the Transamerica fund complex. The Board Members also considered GSAM’s proposed responsibilities and experience with the Portfolios’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the GSAM Sub-Advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Portfolios and their investors, including compliance services. Based on these and other considerations, the Board Members determined that GSAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that GSAM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolios.

Investment Performance. The Board Members considered GSAM’s investment management experience, capabilities and resources. The Board Members reviewed the historical performance of the Portfolios for the past 1-, 3- and 5- year periods ended February 28, 2022 as compared to: (i) simulated, back-tested performance results of each Portfolio’s proposed strategy; (ii) each Portfolio’s composite benchmark; and (iii) each Portfolio’s respective Morningstar peer group median.

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Balanced Back-Tested Return”) performed above the Portfolio and the Portfolio’s Morningstar peer group median over the past 1-, 3- and 5-year periods. The Board also noted that the Balanced Back-Tested Return performed above the Portfolio’s composite benchmark over the past 1-year period and below the Portfolio’s composite benchmark over the past 3- and 5-year periods.

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Conservative Back-Tested Return”) performed above the Portfolio but below the Portfolio’s Morningstar peer group median, in each case over the past 1-, 3- and 5-year periods. The Board Members also noted that the Conservative Back-Tested Return performed above the Portfolio’s composite benchmark over the past 1-year period and below the Portfolio’s composite benchmark over the past 3- and 5-year periods.

Transamerica Goldman Sachs Managed Risk – Growth ETF VP. The Board Members noted that the back-tested annualized return of the Portfolio’s proposed strategy (the “Growth Back-Tested Return”) performed above the Portfolio and the Portfolio’s Morningstar peer group median over the past 1-, 3- and 5-year periods. The Board Members also noted that the Growth Back-Tested Return performed above the Portfolio’s composite benchmark over the past 1-year period and below the Portfolio’s composite benchmark over the past 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by GSAM, the Board concluded that GSAM is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Portfolio. With respect to each Portfolio, the Board Members noted that the Fee Changes would add additional breakpoints to the management fee and sub-advisory fee schedules, resulting in additional savings as the Portfolio’s assets grow in size. The Board Members reviewed the management fee and total expense ratio of each class of each Portfolio, based on assets as of February 28, 2022 and assuming implementation of the Fee Changes, as compared to the applicable Lipper and Morningstar peer group medians. The Board Members considered that the management fee of Transamerica Managed Risk – Growth ETF VP would below its Morningstar peer group median and above its Lipper peer group median, while the management fees of Transamerica Managed Risk – Balanced ETF VP and Transamerica Managed Risk – Conservative ETF VP would be above their applicable Morningstar and Lipper peer group medians. The Board also considered that the total expense ratio of each class of each Portfolio would be below the applicable Morningstar and Lipper peer group medians.

With respect to each Portfolio, the Board Members considered that the revised asset weighted management fee would be equal to the current management fee at the Portfolio’s current asset level. The Board Members considered that TAM had negotiated with GSAM to have the Portfolios’ assets aggregated with the assets of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Goldman Sachs 70/30 Allocation VP, for purposes of computing breakpoints in the new sub-advisory fee schedules. The Board Members noted that if the Fee Changes are implemented, the total expense ratio of each class of each Portfolio is expected to remain the same. The Board Members noted that as each Portfolio grows in size, the revised management fee schedule of the Portfolio has the potential to result in additional savings for investors of that Portfolio.

The Board Members considered the portion of each Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to GSAM and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with each Portfolio, which may result in TAM waiving fees for the benefit of investors. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to GSAM, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiations between TAM and GSAM, which is not affiliated with TAM and would be paid by TAM and not the Portfolios. As a result, the Board did not consider GSAM’s anticipated profitability to be material to its decision to approve the GSAM Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, based on assets, as of February 28, 2022, there was expected to be an increase in the net management fee retained by TAM for each Portfolio. The Board considered TAM’s view that each Portfolio’s revised net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members noted that the breakpoints in the revised management fee schedule of each Portfolio would benefit investors as the Portfolio grows in size. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Portfolio to TAM, and the sub-advisory fees payable by TAM to GSAM, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered other benefits expected to be derived by GSAM from its relationship with the Portfolios. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with GSAM or the Portfolios, and that GSAM had indicated that it also would not engage in soft dollar arrangements and receive such benefits as a result of its relationships with TAM and the Portfolios.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the GSAM Sub-Advisory Agreement for each Portfolio was in the best interests of the Portfolio and its investors and voted to approve the revised management fee schedule and the GSAM Sub-Advisory Agreement for each Portfolio.

BROKERAGE INFORMATION

With respect to each Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or GSAM for the fiscal year ended December 31, 2022.

ADDITIONAL INFORMATION

TAM, each Portfolio’s investment manager, Transamerica Fund Services, Inc., each Portfolio’s transfer agent, and Transamerica Capital, Inc., each Portfolio’s distributor, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of December 31, 2022, the Board Members and officers of each Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Portfolio.

As of December 31, 2022, the following persons owned of record 5% or more of the outstanding shares of the class identified of each Portfolio:

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	251,322.597	64.89%
TCM Division Transamerica Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	99,561.774	25.71%

Name & Address	Class	Shares	Percent of Class
TCM Division Transamerica Financial Life Ins Co Tflic Separate Account Vny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	29,067.780	7.51%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	351,720,028.061	92.85%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	26,189,546.869	6.91%

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

Name & Address	Class	Shares	Percent of Class
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Initial	1,298.871	75.78%
AEGON Financial Partners - Florida Transamerica Life Insurance Company Separate Account Vul-3 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	415.135	24.22%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	40,223,549.691	89.47%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	4,326,478.810	9.62%

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners - Florida Transamerica Life Insurance Company WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	339,744.642	81.77%
TCM Division Transamerica Life Insurance Company Separate Account VA Cc 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	31,733.343	7.64%
AEGON Financial Partners - Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	25,349.806	6.10%

Name & Address	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	184,310,022.072	88.70%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	22,512,869.454	10.83%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of December 31, 2022, the following investors owned of record 25% or more of the outstanding shares of each Portfolio below:

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	351,720,028.061	92.76%

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	40,223,549.691	89.46%

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	184,310,022.072	88.52%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of investors, although special meetings may be called for a Portfolio, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees, Transamerica Series Trust

/s/ Dennis P. Gallagher
Dennis P. Gallagher Chief Legal Officer and Secretary

January 27, 2023

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

GOLDMAN SACHS ASSET MANAGEMENT LP

This Agreement, entered into as of July 7, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Goldman Sachs Asset Management, L.P., a Delaware Limited Partnership (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In performing its obligations under this Agreement and with the prior written consent of TAM (such consent not to be unreasonably withheld), Subadviser may, from time to time, employ, delegate to, engage, or associate with affiliated entities or otherwise use the resources of one or more affiliated investment advisers that qualify as its “participating affiliates,” as such term is used in relief granted by the staff of the Securities and Exchange Commission (the “SEC”), and as identified in the Subadviser’s Form ADV, as Subadviser believes necessary or appropriate to assist it in carrying out its obligations under this Agreement. Notwithstanding the foregoing, TAM consents to and agrees that the Subadviser may, at the Subadviser’s discretion, delegate its responsibilities hereunder to Goldman Sachs Asset Management (Singapore) Pte. Ltd without any further consent from TAM. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omissions of such other persons or entities.

2. Sub-advisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the SEC and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the

Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Any Investment Guideline or Limitation will apply only at the time of an investment to which the Investment Guideline or Limitation is applicable and any such Investment Guideline or Limitation shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any change in circumstance resulting from, for example, a change in value, net assets or other circumstance will not be considered in determining whether any investment or the Fund complies with an Investment Guideline or Limitation.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund and acknowledged by the Subadviser from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund, except that TAM shall have the duty to vote proxies relating to investments in any pooled investment vehicles sponsored or advised by TAM. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. For the avoidance of doubt, TAM is responsible for: (i) ensuring compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)

The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. On a periodic basis (e.g., monthly, quarterly) and as a supplement to TAM’s valuation process, the Subadviser will review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)

TAM acknowledges and agrees that Subadviser, its personnel, and Subadviser’s affiliates may take actions (or refrain from taking action) or have investment views that differ from actions taken or views taken with respect to the Fund hereunder. In addition, TAM acknowledges and agrees Subadviser and/or its affiliates may possess information as part of operating its other businesses or otherwise, including information that may be relevant to Underlying Fund and Manager Selection (as defined below), and that Subadviser has no obligation to share that information with TAM or the Fund, and that Subadviser may be limited in its ability to use that information in providing services hereunder.

(g)

All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective. The Subadviser shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. Directions given by the Fund or TAM to the Subadviser hereunder shall be effective only upon actual receipt by the Subadviser and shall be acknowledged by the Subadviser through its actions hereunder only, unless the Fund or TAM is advised by the Subadviser otherwise.

(h)

TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt or notify TAM regarding the Subadviser’s inability to comply with such instruction, directions or Amendments, and in the cases of such notice being provided, compliance by Subadviser with such instruction, directions or Amendments shall be excused and the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)        The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)        TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)        The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. TAM may terminate the Agreement only upon giving 60 days’ advance written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement upon giving 90 days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. Additionally, Subadviser will notify TAM of a change in general partners of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise, only with the prior written approval of Subadviser, such approval not to be unreasonably withheld, and only during the term of this Agreement. Notwithstanding the foregoing, the Subadviser’s approval is not required when: (i) previously approved materials are re-issued with minor modifications; (ii) TAM and Subadviser identify materials which they jointly determine do not require Subadviser’s approval, or (iii) the material is used as required under applicable law. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

TAM acknowledges and agrees that Subadviser has no duty or obligation with respect to the selection, monitoring or overseeing of the pooled investment vehicles (other than exchange-traded funds) in which the Fund may invest, including the managers of any such pooled investment vehicles, and that TAM will perform those duties

(collectively, such duties “Underlying Fund and Manager Selection”). TAM further acknowledges and agrees that the Investment Guidelines and any Limitations may limit the investment options available to the Subadviser in implementing the Fund’s investment program.

The Subadviser gives no warranty as to the performance or profitability of the Allocated Assets, nor any guarantee that the investment objectives, expectations or targets described in this Agreement and/or in the Registration Statement will be achieved, including without limitation any risk control, risk management or return objectives, expectations or targets.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions, interpretive guidance, and no action relief as may be granted by the SEC or its Staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, including Rule 31a-3 under the 1940 Act. Any such records maintained by Subadviser are its property and are not the official books and records of the Fund; however, Subadviser agrees to provide copies of any such records required to be maintained by it pursuant to Rule 31a-3 under the 1940 Act upon request of the Fund. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

Attention: Chris Staples

Fax No.: 720-493-4065

Phone No.: 720-493-8033

E-mail: christopher.staples@transamerica.com

All notices provided to Subadviser will be sent to the attention of:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Jason Hudes

Fax No.:

Phone No: (212) 357-1979

E-mail: Jason.Hudes@gs.com & am-crmgt-ny-ias@gs.com

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all. TAM consents to receive: (i) Part 2 of the Subadviser’s Form ADV, (ii) any offer letter for Part 2 of Form ADV, and/or (iii) FINRA Rule 5130 and 5131 negative consent letters, as applicable, via electronic mail.

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Receipt of Form ADV. TAM and the Fund understand and acknowledge that Subadviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, Subadviser and its affiliates and their managing directors, directors, officers and employees may have multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be purchased, sold or held by Subadviser for the Fund. As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Subadviser is required to file a Form ADV with the SEC. Form ADV contains information about potential conflicts of interest and other relevant information regarding Subadviser. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Additional Representations and Warranties. TAM represents that neither the execution, delivery or performance of this Agreement conflicts or will conflict with or constitutes or will constitute a breach of the Governing Documents, or any applicable statutory or regulatory requirement to which Subadviser is subject or by which it is bound.

TAM is a registered commodity pool operator under the Commodity Exchange Act. In the event its status changes during the term of this Agreement, TAM will promptly notify Subadviser of such change.

21. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

22. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court, New York County (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, New York County, application shall be submitted to the Commercial Division.

23. Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

24. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Director, Investments

GOLDMAN SACHS ASSET MANAGEMENT L.P.

By:	/s/ Marci Green

Name:	Marci Green

Title:	Managing Director

Schedule A

Fund	Investment Sub-advisory Fee*

Transamerica Multi-Manager Alternative Strategies VP	0.10% of the first $1 billion; 0.08% over $1 billion

* The investment sub-advisory fee rate applicable to Transamerica Multi-Manager Alternative Strategies Portfolio shall be determined based on the combined average daily net assets of Transamerica Multi-Manager Alternative Strategies VP and Transamerica Multi-Manager Alternative Strategies Portfolio.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

TRANSAMERICA SERIES TRUST

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

GOLDMAN SACHS ASSET MANAGEMENT, LP

THIS AMENDMENT is dated as of April 20, 2020 to the Sub-Advisory Agreement dated as of July 7, 2017, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. and Goldman Sachs Asset Management, L.P. Except as otherwise noted herein, this Amendment is effective as of May 1, 2020 (“Effective Date”).

In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

TAM hereby provides the Subadviser with authority to negotiate and execute investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties (“Trading Documents”), on the Fund’s behalf prior to the Effective Date, as the Subadviser deems appropriate from time to time. TAM acknowledges and agrees that GSAM will negotiate and execute such Trading Documents prior to the Effective Date.

2.	Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

FUND	SUB-ADVISER COMPENSATION[1]
Transamerica Goldman Sachs 70/30 Allocation VP	0.095% of the first $ 250 million; 0.085% between $250 million and $500 million; and 0.08 % over $500 million
Transamerica Multi-Manager Alternative Strategies VP	0.10% of the first $1 billion; and 0.08% over $1 billion[2]

[1]	As a percentage of average daily net assets on an annual basis.
[2]

The investment sub-advisory fee rate applicable to Transamerica Multi-Manager Alternative Strategies VP shall be determined based on the combined average daily net assets of Transamerica Multi-Manager Alternative Strategies VP and Transamerica Multi-Manager Alternative Strategies Portfolio.

In all other respects, the Agreement dated as of July 7, 2017, as amended, is confirmed and remains in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this amendment as of the date set forth above.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

GOLDMAN SACHS ASSET MANAGEMENT L.P.

By:	/s/ Jason Hudes

Name:	Jason Hudes

Title:	Managing Director

TRANSAMERICA SERIES TRUST

AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

GOLDMAN SACHS ASSET MANAGEMENT, LP

THIS AMENDMENT is dated as of August 28, 2020 to the Sub-Advisory Agreement dated as of July 7, 2017, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. and Goldman Sachs Asset Management, L.P.

In consideration of the mutual covenants contained herein, the parties agree as follows:

3.	Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

FUND	SUB-ADVISER COMPENSATION[1]
Transamerica Goldman Sachs 70/30 Allocation VP	0.07 % of the first $ 1 billion; 0.055% between $1 billion and $3 billion; 0.05% between $3 billion and $5 billion; 0.045 % between $5 and $7 billion; and 0.0425% over $7 billion

1.

The average daily net assets for the purposes of calculating sub-advisory fees will be determined based on the combined assets for Transamerica Asset Allocation—Conservative Portfolio; Transamerica Asset Allocation – Moderate Portfolio; Transamerica Asset Allocation – Moderate Growth Portfolio; Transamerica Asset Allocation – Growth Portfolio, each a series of Transamerica Funds and Transamerica Goldman Sachs 70/30 Allocation VP, a series of Transamerica Series Trust. Fee will be calculated as a percentage of average daily net assets on an annual basis.

In all other respects, the Agreement dated as of July 7, 2017, as amended, is confirmed and remains in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this amendment as of the date set forth above.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

GOLDMAN SACHS ASSET MANAGEMENT L.P.

By:	/s/ Jason Hudes

Name:	Jason Hudes

Title:	Managing Director

TRANSAMERICA SERIES TRUST

AMENDMENT TO INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN TRANSAMERICA ASSET MANAGEMENT, INC. AND

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

THIS AMENDMENT is dated as of November 1, 2022, to the Investment Sub-advisory Agreement dated as of July 7, 2017, as amended, (the “Agreement”) between Transamerica Asset Management, Inc. and Goldman Sachs Asset Management, L.P.

In consideration of the mutual covenants contained herein, the parties agree as follows:

1. Schedule A. Schedule A to the Agreement is hereby deleted entirely and replaced as follows:

PORTFOLIOS	SUB-ADVISER COMPENSATION’

Transamerica Goldman Sachs 70/30 Allocation VP

Transamerica Goldman Sachs Managed Risk - Balanced ETF VP

(formerly, Transamerica Managed Risk - Balanced ETF VP)

Transamerica Goldman Sachs Managed Risk - Conservative ETF VP

(formerly, Transamerica Managed Risk - Conservative ETF VP)

Transamerica Goldman Sachs Managed Risk - Growth ETF VP

(formerly, Transamerica Managed Risk - Growth ETF VP

0.070 % of the first $1 billion;

0.055% over $1 billion up to $3 billion;

0.050% over $3 billion up to $5 billion;

0.045% over $5 billion up to $7 billion;

0.0425% over $7 billion up to $9 billion; and

0.035% in excess $9 billion

(I)

The average daily net assets for the purpose of calculating sub-advisory fees will be determined based on the aggregate average daily net assets of Transamerica Goldman Sachs 70/30 Allocation VP, Transamerica Goldman Sachs Managed Risk - Balanced ETF VP, Transamerica Goldman Sachs Managed Risk - Conservative ETF VP and Transamerica Goldman Sachs Managed Risk - Growth ETF VP, each a series of the Trust and Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, each a series of Transamerica Funds,.

1. Section 11 is hereby deleted entirely and replaced as follows:

Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. Notwithstanding the foregoing and for the avoidance of doubt, with respect to each of the Transamerica Goldman Sachs Managed Risk - Balanced ETF VP, Transamerica Goldman Sachs Managed Risk - Conservative ETF VP, Transamerica Goldman Sachs Managed Risk - Growth ETF VP (each, a “Managed Risk Fund”), in no event shall the Subadviser be liable for (i) any loss to the Fund or TAM resulting from a delay in the receipt of data used by the Subadviser to implement models used in the management of each Managed Risk Fund, and a corresponding delay in the implementation of such model and (ii) a delay in implementing the model of each Managed Risk Fund due to extreme market conditions. The Subadviser hereby acknowledges and agrees that, for each of the models used in the management of each Managed Risk Fund, the Subadviser will maintain access to at least two data sources from which to draw the data necessary to implement such model and will, at all times, maintain a backup model containing the inputs and calculations necessary to implement such model. Furthermore, with respect to each Managed Risk Fund, the Subadviser in no event shall be liable to the Fund or TAM resulting from any trading decision made by TAM in reliance on daily portfolio holdings data provided by the Subadviser to TAM.

TAM acknowledges and agrees that Subadviser has no duty or obligation with respect to the selection, monitoring or overseeing of the pooled investment vehicles (other than exchange-traded funds) in which the Fund may invest, including the managers of any such pooled investment vehicles, and that TAM will perform those duties (collectively, such duties “Underlying Fund and Manager Selection”). TAM further acknowledges and agrees that the Investment Guidelines and any Limitations may limit the investment options available to the Subadviser in implementing the Fund’s investment program.

The Subadviser gives no warranty as to the performance or profitability of the Allocated Assets, nor any guarantee that the investment objectives, expectations or targets described in this Agreement and/or in the Registration Statement will be achieved, including without limitation any risk control, risk management or return objectives, expectations or targets.

In all other respects, the Agreement dated as of July 7, 2017, as amended, is confirmed and remains in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this amendment as of the date set forth above.

TRANSAMERICA ASSET MANAGEMENT, INC.

By: /s/ Christopher A. Staples

Name: Christopher A. Staples

Title: Senior Vice President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By: /s/ Marci Green

Name: Marci Green

Title: Managing Director

TRANSAMERICA SERIES TRUST

Transamerica Goldman Sachs Managed Risk – Balanced ETF VP

(formerly, Transamerica Managed Risk – Balanced ETF VP)

Transamerica Goldman Sachs Managed Risk – Conservative ETF VP

(formerly, Transamerica Managed Risk – Conservative ETF VP)

Transamerica Goldman Sachs Managed Risk – Growth ETF VP

(formerly, Transamerica Managed Risk – Growth ETF VP)

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”). The Portfolios are each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to each Portfolio. Specifically, the Board of Trustees of the Trust has approved the Sub-Advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Goldman Sachs Asset Management, L.P., (“GSAM”) to include the Portfolios. GSAM began sub-advising the Portfolios on November 1, 2022. In connection with the change in sub-adviser to GSAM, and as discussed in the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated June 28, 2022, the following changes were effective as of November 1, 2022: (i) each Portfolio was renamed as reflected above; (ii) each Portfolio’s principal investment strategies were revised; and (iii) each Portfolio’s management fee and sub-advisory fee schedules were lowered. TAM continues to serve as each Portfolio’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least July 27, 2023 at https://www.transamerica.com/sites/default/files/files/e070d/tst-manrisk-eft-suite-milliman-gsam_v4.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-800-851-9777.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.